Third Quarter 2015 Results NOVEMBER 4, 2015 Exhibit 99.2

Forward-looking statements

Cautionary statements regarding oil & gas quantities
Third Quarter 2015 Results – November 2015
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,”
“anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Any forward-looking statement speaks only as of the date on which such statement is made and the
Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates.  There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.  Factors affecting ultimate recovery include the scope of the Company’s drilling project, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors.  Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from  limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has limited production experience with this project, and accordingly, such estimates may change significantly as results from more wells are evaluated.  Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

WOLFCAMP SHALE OIL RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Company overview
AREX OVERVIEW
ASSET OVERVIEW
Enterprise value $630MM
High-quality reserve base
146 MMBoe proved reserves
66% Liquids, 38% oil
$1.4 BN proved PV-10
Permian core operating area
142,000 gross (130,000 net) acres
~1+ BnBoe gross, unrisked resource potential
~2,000 Identified HZ drilling locations targeting
Wolfcamp A/B/C
Capital program focused on flexibility and returns
-
Aligned capital spending with cash flow
-
Cost reductions improving drilling IRRs
-
With limited land obligations and no service
contracts, capital spending program is largely
discretionary

Third Quarter 2015 Results – November 2015
Note: Proved reserves as of 12/31/2014 and acreage as of 9/30/2015. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $2.82 per share on 11/3/2015, plus net debt as of 9/30/2015.  See “PV-10 (unaudited)” slide.

3Q15 Key highlights

3Q15 HIGHLIGHTS
•
Drilled 4 and completed 5 HZ wells
•
Continued improvement on already best-in-
class cost structure
•
Increased 3Q15 production 17% YoY to 16.6
MBoe/d
•
Reduced cash operating cost 18% YoY to
$10.45/Boe
•
Reduced LOE 14% YoY to $5.04/Boe
3Q15  SUMMARY RESULTS
Production (MBoe/d)
16.6
% Oil
32%
% Total liquids
64%
Average
realized price ($/Boe)
Average realized price,
excluding commodity derivatives impact
$
22.26
Average realized price,
including commodity derivatives impact
30.62
Costs
and expenses ($/Boe)
LOE
$
5.04
Production and ad valorem taxes
1.77
Exploration
1.28
General and administrative
4.77
G&A –
cash
component
3.65
G&A –
noncash component
1.12
DD&A
20.47
Note: See “Cash operating expenses” slide.
Third Quarter 2015 Results – November 2015

3Q15 Operating highlights
Maximizing
Returns
•
LOE of $5.04/Boe, improved 14% YoY
•
Implemented further cost saving initiatives which should lower LOE and G&A by $5 -
$7MM annually starting FY2016
•
3Q15 Cash operating costs totaled $10.45/Boe, an 18% decrease compared to 3Q14 and a 5% improvement over 2Q15
Tracking
Development
Plan
•
Drilled
4
HZ
wells
and
completed
5
HZ
wells,
with

wells
currently
waiting
on
completion
•
Wolfcamp
B
–
3
wells
and
Wolfcamp
C
–
2
wells
•
3Q15 HZ Wolfcamp average IP 931 Boe/d (65% oil, 84% liquids)
Delivering
Production
Growth
•
Record total quarterly production of 16.6 MBoe/d (up 10% QoQ)
•
Quarterly oil production of 5.3 MBbl/d

Note: See “Cash operating expenses” slide.
Third Quarter 2015 Results – November 2015
OPERATING HIGHLIGHTS

3Q15 Financial highlights
Preserving Cash
Flow
•
Quarterly EBITDAX (non-GAAP) of $30.7 MM, or $0.76 per diluted share
•
Capital expenditures of $19.8 MM ($17.9 MM for D&C)
•
Remain well-hedged for the balance of 2015, added 2016 gas hedges
Stable Financial
Position
•
Liquidity
of
$172MM
at
September
30
th
•
Following recent Fall 2015 redetermination, lender commitments and borrowing base set at $450 MM
Continued
Focus on
Cutting Costs
•
Revenues (pre-hedge) of $33.9 MM, $46.7 MM with hedges
•
Adjusted net loss (non-GAAP) of $5.9 MM, or $0.14 per diluted share
•
Every per-unit cash cost metric has improved by double-digits since 3Q14

Third Quarter 2015 Results – November 2015
Note: See “Adjusted Net Income,” “EBITDAX,” and “Strong, Simple Balance Sheet” slides.
FINANCIAL HIGHLIGHTS

Lowest cost structure in the Permian Basin

$7.36
$6.18
$5.87
$6.65
$5.55
$4.97
$5.04
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
AREX LOE Historical Track Record ($/Boe)
Permian Peer LOE ($/Boe)
AREX D&C Historical Track Record ($ MM)
Permian Peer D&C Cost ($ MM)
$13.02
$9.12
$8.90
$8.12
$7.59
$7.51
$7.30
$6.90
$6.84
$6.18
$5.04
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$8.6
$7.0
$5.8
$5.5
$4.5
$4.2
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
2011
2012
2013
2014
Current
3Q15 Best
Well
$8.3
$7.8
$6.6
$6.6
$6.5
$6.3
$6.1
$6.1
$6.0
$5.8
$4.5
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
Source:
Company
presentations
and
public
filings,
peer
data
as
of
2Q15.
Peers
include
CPE,
CWEI,
CXO,
EGN,
FANG,
LPI,
MTDR,
PE,
PXD,
and
RSPP.
Third Quarter 2015 Results – November 2015
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
AREX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
AREX

Receipt Point
Receipt Point
Receipt Point
Receipt Point
Receipt Point
PW Pit
PW 5701
Big Lake Station
1401
BLK 45 N Compressor
BLK 45 N Pit
BLK 45 S Compressor
42-15-7X
Midway Truck Station
BLK 42-14 Pit
190 Pit
Baker 2nd Pit
BLK 45 DCP Tap
Baker DCP Taps
Baker Pit
BLK 42-21 Pit
CT Compressor
MOORE PIT
WTG Low Pressure line
West 2106
CTM 904
Cinco Terry Pit
Childress Pit
Gas gathering line
DCP Line
Lauffer Compressor
JCT Compressor
Approach Compressor
Childress Pit
Rousselot Pit
BLK 54 Pit
BLK 54 Compressor
DCP Line
OZONA
DCP Processing Plants

APPROACH RESOURCES

Established infrastructure in place is critical to low cost structure

Benefits of water recycling
•
Reduce D&C cost
•
Reduce LOE
•
Increase project profit margin
•
Minimize fresh water use, truck
traffic and surface disturbance
Pangea
West
North & Central Pangea
South
Pangea
Schleicher
Crockett
Irion
Reagan
Sutton
Recently completed
water recycling facility
329,000 Bbl
Capacity
Third Quarter 2015 Results – November 2015

Strong, simple balance sheet

AREX Liquidity and Capitalization
•
Following the Fall 2015 redetermination, we had a $1
billion senior secured revolving credit facility in place,
with aggregate lender commitments and borrowing base
of $450 MM
•
Current liquidity of $172 MM is more than adequate
given capital budget is aligned with cash flow
•
LTM EBITDAX / LTM Interest of 5.8x, well above
minimum 2.5x covenant requirement
•
Current ratio of 4.2x, well above minimum 1.0x covenant
requirement
•
No near-term debt maturities
AREX Debt Maturity Schedule ($ MM)
AREX Capitalization as of 9/30/2015 ($ MM)
Cash
$0.3
Credit Facility
275.6
7.0% Senior Notes due 2021
240.0
Total
Long-Term
Debt
1
$515.6
Shareholders’ Equity
611.9
Total Book Capitalization
$1,127.5
AREX Liquidity as of 9/30/2015
Borrowing Base
$450.0
Cash and Cash Equivalents
0.3
Borrowings under Credit Facility
(278.0)
Undrawn Letters of Credit
(0.3)
Liquidity
$172.0
$172 MM undrawn
borrowing capacity
7.0% Senior Notes
1. Long-term debt is net of debt issuance costs of $7.4 million as of September 30, 2015
Third Quarter 2015 Results – November 2015
$278.0
$245.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
2015
2016
2017
2018
2019
2020
2021

D&C Cost reductions will significantly improve profitability

Note:
HZ
Wolfcamp
economics
assume
$4.00/Mcf
realized
natural
gas
price
and
NGL
price
based
on
40%
of
realized
oil
price.
Third Quarter 2015 Results – November 2015
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
$40
$50
$60
$70
$80
$90
Realized Oil Price ($/Bbl)
$3.5MM D&C
$4.0MM D&C
$4.5MM D&C

Current hedge position

Commodity
& Period
Contract Type
Volume
Contract Price
Crude
Oil
October
2015
–
December
2015
Collar
1,600 Bbls/d
$84.00/Bbl
-
$91.00/Bbl
October
2015
–
December
2015
Collar
1,000 Bbls/d
$90.00/Bbl
-
$102.50/Bbl
October
2015
–
December
2015
3-way Collar
500 Bbls/d
$75.00/Bbl
-
$84.00/Bbl
-
$94.00/Bbl
October
2015
–
December
2015
3-way Collar
500 Bbls/d
$75.00/Bbl
-
$84.00/Bbl
-
$95.00/Bbl
October
2015
–
December
2016
Swap
750 Bbls/d
$62.52/Bbl
Natural
Gas
October
2015
–
December
2015
Swap
200,000 MMBtu/month
$4.10/MMBtu
October
2015
–
December
2015
Collar
130,000 MMBtu/month
$4.00/MMBtu -
$4.25/MMBtu
March
2016
–
December
2016
Swap
200,000 MMBtu/month
$2.93/MMBtu
•
Based on the midpoint of current 2015 guidance, approximately 88% of forecasted 4Q15 oil production and
34% of forecasted natural gas production are hedged at weighted average floor prices of $74.78/Bbl and $4.06/MMBtu, respectively.
Third Quarter 2015 Results – November 2015

Production and expense guidance

2015 Guidance
Production
Oil (MBbls)
1,900
–
1,975
NGLs (MBbls)
1,575
–
1,625
Natural
Gas (MMcf)
11,550
–
11,700
Total (MBoe)
5,400
–
5,550
Operating costs and expenses (per Boe)
Lease operating
$5.50 -
$6.50
Production and ad valorem taxes
7.50%
of oil & gas revenues
Cash general and administrative
$3.75 -
$4.25
Exploration (non-cash)
$0.50
-
$1.00
Depletion,
depreciation and amortization
$20.00 -
$22.00
Capital expenditures (in millions)
~$150
Third Quarter 2015 Results – November 2015

Appendix

Adjusted net (loss) income (unaudited)

(in thousands, except per-share amounts)
Three Months Ended
September 30,
Nine Months Ended
September 30,
2015
2014
2015
2014
Net (loss) income
$
(148,787)
$
22,447
$
(168,345)
$
29,185
Adjustments for certain items:
Unrealized (gain) loss on commodity derivatives
(296)
(18,810)
22,929
(5,206)
Rig termination fees
1,701
-
2,199
-
Impairment of oil and gas properties
220,197
-
220,197
-
Termination costs
1,436
-
1,436
-
Gain on debt extinguishment
(1,483)
-
(1,483)
-
Related income tax effect
(78,623)
6,816
(86,926)
1,886
Adjusted net (loss) income
$
(5,855)
$
10,453
$
(9,993)
$
25,865
Adjusted net (loss) income per diluted share
$
(0.14)
$
0.27
$
(0.25)
$
0.66
The
amounts
included
in
the
calculation
of
adjusted
net
(loss)
income
and
adjusted
net
(loss)
income
per
diluted
share
below
were
computed
in
accordance
with
GAAP.
We
believe
adjusted
net
income
and
adjusted
net
income
per
diluted
share
are
useful
to
investors
because
they
provide
readers
with
a
more
meaningful
measure
of
our
profitability
before
recording
certain
items
whose
timing
or
amount
cannot
be
reasonably
determined.
However,
these
measures
are
provided
in
addition
to,
and
not
as
an
alternative
for,
and
should
be
read
in
conjunction
with,
the
information
contained
in
our
financial
statements
prepared
in
accordance
with
GAAP
(including
the
notes),
included
in
our
SEC
filings
and
posted
on
our
website.
The
following
table
provides
a
reconciliation
of
adjusted
net
(loss)
income
to
net
(loss)
income
for
the
three
and
nine
months
ended
September
30,
2015
and
2014.
ADJUSTED NET (LOSS) INCOME (UNAUDITED)
Third Quarter 2015 Results – November 2015

EBITDAX (unaudited)

EBITDAX (UNAUDITED)
The
amounts
included
in
the
calculation
of
EBITDAX
were
computed
in
accordance
with
GAAP.
EBITDAX
is
not
a
measure
of
net
income
or
cash
flow
as
determined
by
GAAP.
EBITDAX
is
presented
herein
and
reconciled
to
the
GAAP
measure
of
net
income
because
of
its
wide
acceptance
by
the
investment
community
as
a
financial
indicator
of
a
company's
ability
to
internally
fund
development
and
exploration
activities.
This
measure
is
provided
in
addition
to,
and
not
as
an
alternative
for,
and
should
be
read
in
conjunction
with,
the
information
contained
in
our
financial
statements
prepared
in
accordance
with
GAAP
(including
the
notes),
included
in
our
SEC
filings
and
posted
on
our
website.
The
following
table
provides
a
reconciliation
of
EBITDAX
to
net
(loss)
income
for
the
three
and
nine
months
ended
September
30,
2015
and
2014.
(in thousands, except per-share amounts)
Three Months Ended
September 30,
Nine Months Ended
September 30,
2015
2014
2015
2014
Net (loss) income
$
(148,787)
$
22,447
$
(168,345)
$
29,185
Exploration
1,956
891
4,211
3,595
Depletion, depreciation and amortization
31,222
25,959
86,146
78,138
Share-based
compensation
1,708
1,965
6,000
5,726
Impairment of oil and gas properties
220,197
-
220,197
-
Unrealized (gain) loss on commodity derivatives
(296)
(18,810)
22,929
(5,206)
Gain on debt extinguishment
(1,483)
-
(1,483)
-
Termination costs
1,436
-
1,436
-
Interest expense, net
6,465
5,442
18,630
15,936
Income tax (benefit) provision
(81,756)
12,756
(93,121)
16,590
EBITDAX
$
30,662
$
50,650
$
96,600
$
143,964
EBITDAX per diluted share
$
0.76
$
1.29
$
2.39
$
3.66
Third Quarter 2015 Results – November 2015

Cash operating expenses

Cash operating expenses
We
define
cash
operating
expenses
as
operating
expenses,
excluding
(1)
exploration
expense,
(2)
depletion,
depreciation
and
amortization
expense,
(3)
share-based
compensation
expense,
(4)
termination
costs,
and
(5)
impairment
of
oil
and
gas
properties.
Cash
operating
expenses
is
not
a
measure
of
operating
expenses
as
determined
by
GAAP.
The
amounts
included
in
the
calculation
of
cash
operating
expenses
were
computed
in
accordance
with
GAAP.
Cash
operating
expenses
is
presented
herein
and
reconciled
to
the
GAAP
measure
of
operating
expenses.
We
use
cash
operating
expenses
as
an
indicator
of
the
Company’s
ability
to
manage
its
operating
expenses
and
cash
flows.
This
measure
is
provided
in
addition
to,
and
not
as
an
alternative
for,
and
should
be
read
in
conjunction
with,
the
information
contained
in
our
financial
statements
prepared
in
accordance
with
GAAP
(including
the
notes),
included
in
our
SEC
filings
and
posted
on
our
website.
The
following
table
provides
a
reconciliation
of
cash
operating
expenses
to
operating
expenses
for
the
three
and
nine
months
ended
September
30,
2015
and
2014.
(in thousands, except per-Boe
amounts)
Three Months Ended
September 30,
Nine Months Ended
September 30,
2015
2014
2015
2014
Operating expenses
$
272,462
$
45,525
$
365,118
$
141,236
Exploration
(1,956)
(891)
(4,211)
(3,595)
Depletion, depreciation and amortization
(31,222)
(25,959)
(86,146)
(78,138)
Share-based
compensation
(1,708)
(1,965)
(6,000)
(5,726)
Termination costs
(1,436)
-
(1,436)
-
Impairment
of oil and gas properties
(220,197)
-
(220,197)
-
Cash operating expenses
$
15,943
$
16,710
$
47,128
$
53,777
Cash operating expenses per Boe
$
10.45
$
12.79
$
11.21
$
14.70
Third Quarter 2015 Results – November 2015

F&D costs (unaudited)

F&D Cost reconciliation
Cost summary (in thousands)
Property acquisition costs
Unproved properties
$
4,578
Proved properties
-
Exploration
costs
3,831
Development costs
382,995
Total costs incurred
$
391,404
Reserves summary (MBoe)
Balance –
12/31/2013
114,661
Extensions & discoveries
43,247
Production (1)
(5,281)
Revisions to previous estimates
(6,379)
Balance –
12/31/2014
146,248
F&D cost
($/Boe)
All-in F&D cost
$
10.62
Drill-bit
F&D cost
8.94
Reserve replacement ratio
Drill-bit
819%
(1)
Production
includes
1,390
MMcf
related
to
field
fuel.
Third Quarter 2015 Results – November 2015
All-in finding and development (“F&D”) costs are calculated by dividing the sum of property acquisition costs, exploration costs and development costs for the year by the sum of reserve extensions and discoveries, purchases of minerals in place and total revisions for the year.
Drill-bit F&D costs are calculated by dividing the sum of exploration costs and development costs for the year by the total of reserve extensions and discoveries for the year.
We believe that providing F&D cost is useful to assist in an evaluation of how much it costs the Company, on a per Boe basis, to add proved reserves. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our previous SEC filings and to be included in our annual report on Form 10-K to be filed with the SEC on February
26, 2015.  Due to various factors, including timing differences, F&D costs do not necessarily reflect precisely the costs associated with particular reserves. For example, exploration costs may be recorded in periods before the periods in which related increases in reserves are recorded, and development costs may be recorded in periods after the periods in which related increases in reserves are recorded. In addition, changes in commodity prices can affect the magnitude of recorded increases (or decreases) in reserves independent of the related costs of such increases.
As a result of the above factors and various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company’s future F&D costs will not differ materially from those set forth above.  Further, the methods used by us to calculate F&D costs may differ significantly from methods used by other companies to compute similar measures. As a result, our
F&D costs may not be comparable to similar measures provided by other companies.
The following table reconciles our estimated F&D costs for 2014 to the information required by paragraphs 11 and 21 of ASC 932-235.

PV-10 (unaudited)

(in millions)
December 31,
2014
PV-10
$
1,413
Less income taxes:
Undiscounted future income
taxes
(1,267)
10%
discount factor

Future discounted income taxes
(357)
Standardized
measure of discounted future net cash flows
$
1,056
Third Quarter 2015 Results – November 2015
The present value of our proved reserves, discounted at 10% (“PV-10”), was estimated at $1.4 billion at December 31, 2014, and was calculated based on the first-of-the-month, twelve-month average prices for oil, NGLs and gas, of $94.56 per Bbl of oil, $31.50 per Bbl of NGLs and $4.55 per MMBtu of natural gas.
PV-10 is our estimate of the present value of future net revenues from proved oil and gas reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future net revenues are discounted at an annual rate of 10% to determine their
“present value.” We believe PV-10 to be an important measure for evaluating the relative significance of our oil and gas properties and that the presentation of the non-GAAP financial measure of PV-10 provides useful information to investors because it is widely used by professional analysts and investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating the Company. We believe that PV-10 is a financial measure routinely used and calculated similarly by other companies in the oil and gas industry.
The following table reconciles PV-10 to our standardized measure of discounted future net cash flows, the most directly comparable measure calculated and presented in accordance with GAAP.  PV-10 should not be considered as an alternative to the standardized measure as computed under GAAP.

Contact information SERGEI KRYLOV Executive Vice President & Chief Financial Officer 817.989.9000 ir@approachresources.com www.approachresources.com